Exhibit 99.1

UK Government Announces Funding for Second Sight’s Argus II “Bionic Eye”

December 22, 2016 06:00 AM Eastern Standard Time

SYLMAR, Calif. & LAUSANNE, Switzerland—(BUSINESS WIRE)—Second Sight Medical Products, Inc. (Nasdaq:EYES) (“Second Sight”), a developer, manufacturer and marketer of implantable visual prosthetics to provide some useful vision to blind patients suffering from Retinitis Pigmentosa (RP), today announced, following a positive recommendation from advisors to the UK Government’s healthcare funding authority for specialized services in England that, for the first time in the UK, the publicly-funded NHS system will fund blind patients with RP to receive treatment with the Argus® II Retinal Prosthesis System (Argus II) “bionic eye”.

NHS England has announced that a selective group of severely blind patients with Retinitis Pigmentosa can have access to Argus II, the world’s first and only routinely used treatment for severe blindness. There will be two implantation centers: the Manchester Royal Eye Hospital in the north of England, and in the south, London’s Moorfields Eye Hospital. The hospitals and Second Sight will also provide follow up, rehabilitation and support to patients receiving an Argus II implant.

Argus II will be funded via the Commissioning through Evaluation (CtE) program. The CtE program is especially designed for treatments that show significant promise for the future, while new clinical and patient experience data are collected within a formal evaluation program. Argus II is already reimbursed under a similar “coverage with evidence development” program in France called “Forfait Innovation” where patients have benefitted from the Argus II treatment.

Will McGuire, President and CEO of Second Sight, said, “This is a major milestone for Second Sight because we are the only company able to demonstrate a favorable long-term benefit-to-risk statement up to five years after implantation for some RP patients. NHS England is known to be under significant financial pressure and also extremely selective in adopting innovative technologies – which must demonstrate sufficient value for money. We expect that this decision will be observed throughout the world by other healthcare agencies.”

Professor Paulo Stanga from Manchester Royal Eye Hospital, University of Manchester and Manchester Vision Regeneration (MVR) Lab at NIHR/Wellcome Trust Manchester Clinical Research Facility, who has played a crucial role bringing the ‘bionic eye’ to patients at the NHS, said, “I’m delighted that our pioneering research has provided the evidence to support NHS England’s decision to fund the ‘bionic eye’ for the first time. I have seen first-hand how beneficial and life changing this technology has been to RP patients who are completely blind. We live in a visual world, so it is reassuring and life affirming for a person who is completely blind to regain some basic vision. This is a wonderful decision. For patients’ families, it is also a life-enhancing treatment, because it can mean less dependence for their loved ones.”

Professor Lyndon da Cruz, MD, PhD, Consultant Retinal Surgeon at Moorfields Eye Hospital NHS Foundation Trust, who, with Prof. Stanga, has been championing NHS funding of the treatment for more than five years, said: “For patients with RP who have profound vision loss, the long-term benefits of the Argus II in restoring some useful vision may be life-changing. Perhaps most exciting is the potential ability of the Argus II to increase patients’ functional vision. With the Argus II, some patients can perform tasks that would not be possible without the device. Our work at Moorfields has shown that these changes last for many years after implantation for some patients and represent a stable, effective treatment for them. This funding underlines the Government’s ambition to position the UK as a global leader in medical innovation.”

Second Sight continues its groundbreaking work with the aim to restore vision to patients with every type of untreatable blindness. Its UK research on age-related macular degeneration (AMD) continues. In 2015, the Manchester Royal Eye Hospital in England fitted several AMD patients with implants. This illness is more complex than RP. In the US, Second Sight is working with UCLA, recently performing the successful implantation and activation of a wireless visual cortical stimulator in a human subject.

About the Argus® II Retinal Prosthesis System

Second Sight's Argus II System provides electrical stimulation that bypasses the defunct retinal cells and stimulates remaining viable cells inducing visual perception in individuals with severe to profound retinitis pigmentosa. The Argus II works by converting images captured by a miniature video camera mounted on the patient's glasses into a series of small electrical pulses, which are transmitted wirelessly to an array of electrodes implanted on the surface of the retina. These pulses are intended to stimulate the retina's remaining cells, resulting in the perception of patterns of light in the brain. The patient then learns to interpret these visual patterns, thereby regaining some visual function. The Argus II is the first artificial retina to receive widespread approval. It is offered at approved centers in Canada, France, Germany, Italy, the Netherlands, Saudi Arabia, Spain, Switzerland, Turkey, the United Kingdom and the US.

About Second Sight

Second Sight's mission is to develop, manufacture and market innovative implantable visual prosthetics to enable blind individuals to achieve greater independence. Second Sight developed and manufactures the Argus® II Retinal Prosthesis System. Enrollment has been completed in a trial to test the safety and utility of the Argus II in individuals with Dry Age-Related Macular Degeneration. Second Sight is also developing the Orion™ I Visual Cortical Prosthesis to restore some vision to individuals who are blind due to causes other than preventable or treatable conditions. US Headquarters are in Sylmar, CA, and European Headquarters are in Lausanne, Switzerland. For more information, visit www.secondsight.com.

Toll-free number: UK 0800-520-0925

Safe Harbor

This press release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange and Exchange Act of 1934, as amended, that are intended to be covered by the 'safe harbor' created by those sections. All statements in this release that are not based on historical fact are 'forward looking statements'. These statements may be identified by words such as 'estimates', 'anticipates', 'projects', 'plans', or 'planned', 'seeks', 'may', 'will', 'expects', 'intends', 'believes', 'should' and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Second Sight expects or anticipates will occur in the future are forward-looking statements. While management has based any forward looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K as filed on March 11, 2016, as amended on August 8, 2016, and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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